UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Growth Stock Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The equity markets advanced over the first half of the year, although stock performance was mixed and trading was volatile at various times during the period. Large-caps led small-caps, although the latter group rallied in the final month of trading. Mid-cap value stocks led the way in the six-month period, thanks to strong results in the first quarter of the year. All in all, despite the gains, it was a frustrating period with market leadership changing hands against a backdrop of escalating violence in various corners of the globe, slowing growth and credit concerns in China, and mixed U.S. economic data.

PERFORMANCE COMPARISON

The Growth Stock Fund returned 2.74% during the past six months compared with 6.31% for the benchmark Russell 1000 Growth Index. The Lipper Large-Cap Growth Funds Index delivered a return of 4.21%, and the broad market, measured by the S&P 500, was up 7.14% during the first half. (Results for Advisor and R Class shares were slightly lower, reflecting their different expense ratios.)

MARKET ENVIRONMENT

The Commerce Department sharply lowered its assessment of first-quarter economic growth from an earlier reading of -1.0% on an annualized basis to -2.9%, surprising most analysts who expected a less severe revision. The sluggish reading was attributed to shrinking business inventories, harsh winter weather throughout much of the nation, and a decline in health care spending. The first quarter of 2014 was the worst for U.S. gross domestic product performance since the first quarter of 2009. The economy’s poor performance was all the more startling since it occurred against the backdrop of an improving labor market and healthy overall business activity.

Many analysts, including T. Rowe Price economists, regard the contraction as an aberration—something of a payback for the unsustainable 3.4% advance in the second half of 2013. T. Rowe Price expects stronger U.S. economic growth in the neighborhood of 3% in the second quarter of this year. Total annual growth of 3% for the year, however, is probably unlikely. If growth falls short of 3% during the next 12 to 18 months, it will be due largely to a shortfall in residential and business fixed investment.

All eyes were on the Federal Reserve and its evolving policy stances during the first half of the year. The central bank, under the leadership of Janet Yellen, who replaced Ben Bernanke when she was sworn in on February 3, 2014, has been scaling back its quantitative easing program since the beginning of the year and is scheduled to end it in October. The next step for the Fed will be a widely anticipated ratcheting up of short-term interest rates, but exactly when that will take place is unclear. T. Rowe Price does not expect monetary tightening to occur until around the middle of 2015.

A lot depends on the health of the labor market and the rate of inflation, which has begun to inch up recently. Fed policymakers predicted after their last meeting that the unemployment rate could fall from 6.1% currently to 6.0% by the end of the year—already below the 6.2% they forecast in March. However, the Fed acknowledged that the figure reflects discouraged job seekers who have stopped looking for work; should they return in force, the decline in unemployment could be more gradual. Regarding inflation, the Fed estimates that consumer prices could rise by 1.5% to 1.6% this year, slightly higher than a previous forecast of 1.4% to 1.6%. Others disagree, however, and think inflation is trending higher than the Fed is stating.

INVESTMENT STRATEGY

As mentioned in our annual letter, I assumed the chairmanship of the fund’s Investment Advisory Committee effective January 16, 2014. As a result, this is my first opportunity to correspond with you as lead portfolio manager of the Growth Stock Fund. I am honored to have the opportunity to follow in the footsteps of the many great portfolio managers before me, particularly our founder Thomas Rowe Price, who himself began operations of the fund in 1950.

Although it has been 64 years since the fund’s launch, much will remain the same. I will continue to apply the tried-and-tested approach that embodies our investment philosophy and process to growth investing. Remaining true to our discipline and consistency while focusing on companies’ long-term investment merits will remain our hallmark. Markets have exhibited volatility resulting from fear and provided us with compelling opportunities to purchase equities that we believe are mispriced intrinsically relative to their long-term prospects. I will remain vigilant in taking advantage of these opportunities.

Over the years, I have found that in the search for outperformance in growth investing, it is critical to seek companies in which the market has underestimated durability or pace of growth. If you can find both characteristics at the same time, they tend to produce the most powerful investment results. On the flipside, it is also important to identify where the market is overestimating these attributes. Those are typically the investments to avoid. The market tends to eventually appreciate the pace of growth more quickly than it does the durability of growth, so getting the latter right can be more valuable in the quest for outperformance.

My core focus will be to seek out secular winners that have the potential to become much larger companies over time. In many cases, the most compelling investments will be those companies that are innovative disruptors, driving lasting change within their sectors. We hope to identify them through our rigorous framework driven by fundamentals, partnering closely with our talented global team of research analysts. I will also take a more holistic approach to growth investing and strive to identify equities that present attractive cyclical growth opportunities. In addition, I will aim to target what I broadly characterize as unique situations that can result in powerful growth investment theses. For example, these will include individual companies going through value to growth transitions, participants exposed to powerful and long-lasting industry structural change, and roll-ups led by extremely talented management teams in fragmented industries where capital has been allocated poorly.

I thank you for the continued confidence and trust you place in us. Our overarching goal is to create long-term value for our shareholders, and that will continue unabated under my watch.

PORTFOLIO REVIEW

The past six months witnessed the continuation of an evolving environment for large-cap growth stocks. The early stage of this evolution occurred between May 2013 and February 2014, when secular growth companies were very much in favor in a low-growth environment marked by receding macroeconomic concerns. Sentiment changed abruptly in March of this year when investors began to focus on several key developments, including the situation in Ukraine, a slowdown in China, shifting Fed policies, and regulatory issues in the U.S., all of which led to abrupt reversals in market leadership. Against this backdrop, investors sold many of the stocks that had performed well earlier in the cycle.

The fund’s relative results can be attributed primarily to our underweight in the powerful energy sector, as well as stock selection in the group, and an overweight in the weak consumer discretionary sector. Oil and gas holding Range Resources underperformed for us during the past six months. Our information technology holdings also hindered results. IT services companies MasterCard and Visa were detractors, and we were underweight in computers and peripherals giant Apple, which hurt performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We held some winners in the portfolio, which contributed positively during the period. Particularly noteworthy are our health care positions, including veterinary equipment and supplies firm IDEXX Laboratories, biotechnology company Vertex Pharmaceuticals, and distribution services industry giant McKesson.

We have a high conviction about the prospects for the stocks we added during the period. We bought heavily in the health care area, adding to or initiating positions in Allergan, Humana, Intuitive Surgical, and others. We eliminated or reduced positions in information technology stocks eBay, Juniper Networks, Twitter, Alliance Data Systems, and Qualcomm; energy titans Cabot Oil & Gas and Schlumberger; and also consumer discretionary holdings Discovery Communications, Marriott, Under Armour, Home Depot, and Whole Foods Market. At the end of the period, Google, Amazon.com, Priceline, Gilead Sciences, and Visa were our top five holdings.

OUTLOOK

We don’t expect to see a repeat of the expansion in price/earnings multiples that drove stocks last year. Stocks are more likely to be influenced by corporate earnings growth, which we think will continue at a moderate pace through the rest of the year. Valuations are reasonable from a historical perspective, and stock market performance should be more or less in line with the rate of earnings growth.

We believe that the bull market that has been taking place over the past five years has further room to run. In many instances, a severe decline such as the one we witnessed in 2008 has led to a sharp V-shaped, shorter-lived recovery. Stocks have advanced at a more moderate pace since spring 2009, however, and we see minimal signs of excess in the U.S economy, which leads us to the view that the upturn in stocks has not yet run its course.

In the large-cap growth space, we are focusing on companies that can grow earnings and cash flows at double-digit rates, in our view. We like companies that are involved in the convergence of computing and communications, notably those focused on delivering rich Internet content; companies poised to benefit from the reindustrialization of America, specifically in the exploration and production of oil and gas shale in the U.S.; firms in the health care sector that are addressing cost-effective therapy and unmet clinical needs, particularly in the biotech industry; aerospace manufacturers and suppliers; and companies participating in residential and nonresidential construction, including roads and infrastructure. We believe that our investment strategy will result in favorable long-term results for our shareholders, as it has in the past.

Thank you for your ongoing support.

Respectfully submitted,

Joseph B. Fath
Chairman of the fund’s Investment Advisory Committee

July 18, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings ratio (P/E) – 12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). Return on equity measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Google	6.2%
Amazon.com	4.3
Priceline	3.3
Gilead Sciences	3.0
Visa	2.7
MasterCard	2.1
Precision Castparts	2.1
McKesson	2.0
Biogen Idec	2.0
Crown Castle International	2.0
Danaher	2.0
American Tower	1.9
Apple	1.8
Starbucks	1.5
Boeing	1.4
Facebook	1.4
Baidu	1.3
American Airlines	1.3
Pioneer Natural Resources	1.3
Salesforce.com	1.3
Las Vegas Sands	1.3
Lowe's	1.2
Valeant Pharmaceuticals International	1.2
Sherwin-Williams	1.2
AutoZone	1.1
Total	50.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 52.57	$ 37.78	$ 31.83	$ 32.15	$ 27.51	$ 19.24
Investment activities						
Net investment income[1]	0.01	–[2]	0.09	0.01	0.02	0.06
Net realized and unrealized gain / loss	1.43	14.81	5.93	(0.32)	4.64	8.26
Total from investment activities	1.44	14.81	6.02	(0.31)	4.66	8.32
Distributions						
Net investment income	–	(0.02)	(0.07)	(0.01)	(0.02)	(0.05)
NET ASSET VALUE						
End of period	**$ 54.01**	**$ 52.57**	**$ 37.78**	**$ 31.83**	**$ 32.15**	**$ 27.51**

Ratios/Supplemental Data

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Total return[3]	**2.74%**	**39.20%**	**18.92%**	**(0.97)%**	**16.93%**	**43.25%**
Ratio of total expenses to average net assets	0.68%[4]	0.69%	0.70%	0.70%	0.70%	0.73%
Ratio of net investment income to average net assets	0.05%[4]	0.00%	0.25%	0.04%	0.06%	0.25%
Portfolio turnover rate	21.3%	34.7%	31.1%	29.5%	42.2%	59.0%
Net assets, end of period (in millions)	$ 37,962	$ 37,244	$ 27,354	$ 22,840	$ 22,080	$ 18,348

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 51.91	$ 37.39	$ 31.51	$ 31.90	$ 27.33	$ 19.12
Investment activities						
Net investment income (loss)(1)	(0.05)	(0.11)	0.01	(0.06)	(0.05)	0.01
Net realized and unrealized gain / loss	1.40	14.64	5.87	(0.33)	4.62	8.20
Total from investment activities	1.35	14.53	5.88	(0.39)	4.57	8.21
Distributions						
Net investment income	–	(0.01)	–	–	–	–
NET ASSET VALUE						
End of period	**$ 53.26**	**$ 51.91**	**$ 37.39**	**$ 31.51**	**$ 31.90**	**$ 27.33**
Ratios/Supplemental Data						
Total return(2)	**2.60%**	**38.86%**	**18.66%**	**(1.22)%**	**16.72%**	**42.94%**
Ratio of total expenses to average net assets	0.92%(3)	0.93%	0.93%	0.93%	0.93%	0.92%
Ratio of net investment income (loss) to average net assets	(0.19)%(3)	(0.25)%	0.02%	(0.19)%	(0.17)%	0.07%
Portfolio turnover rate	21.3%	34.7%	31.1%	29.5%	42.2%	59.0%
Net assets, end of period (in millions)	$ 3,377	$ 3,333	$ 2,340	$ 1,806	$ 1,957	$ 1,798

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 27.5%		
Auto Components 0.7%		
Delphi Automotive	4,482,500	308,127
		308,127
Automobiles 1.0%		
Harley-Davidson	2,275,700	158,958
Tesla Motors (1)	1,149,000	275,829
		434,787
Hotels, Restaurants & Leisure 6.4%		
Chipotle Mexican Grill (1)	655,822	388,581
Las Vegas Sands	6,950,900	529,798
MGM Resorts International (1)	12,838,255	338,930
Starbucks	8,128,520	628,985
Starwood Hotels & Resorts Worldwide	2,502,964	202,289
Wynn Macau (HKD)	53,713,600	211,378
Wynn Resorts	1,845,500	383,052
		2,683,013
Household Durables 0.8%		
D. R. Horton	6,703,400	164,770
Lennar, Class A	3,818,900	160,317
		325,087
Internet & Catalog Retail 9.9%		
Amazon.com (1)	5,650,300	1,835,105
Ctrip.com International, ADR (1)	5,062,868	324,226
Netflix (1)	1,010,200	445,094
Priceline (1)	1,158,114	1,393,211
Vipshop Holdings, ADR (1)	970,700	182,239
		4,179,875
Media 1.8%		
Charter Communications, Class A (1)	557,698	88,328

Twenty-First Century Fox, Class A	10,168,600	357,426
Walt Disney	3,868,200	331,660
		777,414
Multiline Retail 0.2%		
Dollar Tree (1)	1,814,500	98,818
		98,818
Specialty Retail 5.4%		
AutoZone (1)	875,900	469,693
CarMax (1)	6,792,600	353,283
Home Depot	5,343,900	432,642
Lowe's	10,544,300	506,021
Ross Stores	3,090,800	204,394
TSC	5,380,574	324,987
		2,291,020
Textiles, Apparel & Luxury Goods 1.3%		
Hanesbrands	2,097,600	206,488
Nike, Class B	2,868,100	222,421
Under Armour (1)	2,251,700	133,953
		562,862
Total Consumer Discretionary		11,661,003
CONSUMER STAPLES 3.3%		
Beverages 1.0%		
PepsiCo	4,578,400	409,034
		409,034
Food & Staples Retailing 1.7%		
Costco Wholesale	2,076,300	239,107
CVS Caremark	5,635,100	424,718
Whole Foods Market	1,414,400	54,638
		718,463

Diversified Financial Services 0.4%		
IntercontinentalExchange	899,336	169,884
		169,884
Real Estate Investment Trusts 4.0%		
American Tower, REIT	8,969,000	807,031
Crown Castle International, REIT	11,528,500	856,106
		1,663,137
Total Financials		3,330,752
HEALTH CARE 15.3%		
Biotechnology 8.8%		
Alexion Pharmaceuticals (1)	2,803,500	438,047
Biogen Idec (1)	2,720,000	857,643
Celgene (1)	4,972,000	426,995
Gilead Sciences (1)	15,308,500	1,269,228
Incyte (1)	3,112,072	175,645
Pharmacyclics (1)	1,488,000	133,489
Regeneron Pharmaceuticals (1)	537,800	151,913
Vertex Pharmaceuticals (1)	3,017,800	285,725
		3,738,685
Health Care Equipment & Supplies 1.1%		
IDEXX Laboratories (1)	1,230,900	164,411
Intuitive Surgical (1)	772,500	318,116
		482,527
Health Care Providers & Services 3.3%		
Humana	1,835,530	234,434
McKesson	4,618,800	860,066
UnitedHealth Group	3,533,539	288,867
		1,383,367

Pharmaceuticals 2.1%		
Allergan	2,244,800	379,865
Valeant Pharmaceuticals International (1)	3,968,200	500,469
		880,334
Total Health Care		6,484,913
INDUSTRIALS & BUSINESS SERVICES 13.8%		
Aerospace & Defense 4.6%		
Boeing	4,808,500	611,785
Precision Castparts	3,455,200	872,092
United Technologies	3,801,200	438,849
		1,922,726
Air Freight & Logistics 0.6%		
FedEx	1,661,400	251,503
		251,503
Airlines 2.2%		
American Airlines (1)	13,112,100	563,296
Delta Air Lines	4,384,000	169,748
United Continental (1)	4,622,800	189,858
		922,902
Commercial Services & Supplies 0.7%		
Tyco International	6,795,700	309,884
		309,884
Industrial Conglomerates 3.0%		
Danaher	10,656,000	838,947
Roper Industries	2,857,200	417,180
		1,256,127
Machinery 0.8%		
Flowserve	1,192,600	88,670

Wabtec	3,134,800	258,903
		347,573
Road & Rail 1.3%		
J.B. Hunt Transport Services	1,531,900	113,024
Kansas City Southern	3,401,620	365,708
Union Pacific	743,500	74,164
		552,896
Trading Companies & Distributors 0.6%		
Fastenal	2,083,606	103,118
W. W. Grainger	611,500	155,486
		258,604
Total Industrials & Business Services		5,822,215
INFORMATION TECHNOLOGY 23.3%		
Communications Equipment 0.2%		
QUALCOMM	1,294,400	102,517
		102,517
Internet Software & Services 10.8%		
Akamai Technologies (1)	2,519,967	153,869
Baidu, ADR (1)	3,023,500	564,820
Facebook (1)	8,816,900	593,289
Google, Class A (1)	2,234,800	1,306,621
Google, Class C (1)	2,272,500	1,307,324
LinkedIn (1)	1,552,700	266,241
NAVER (KRW)	246,004	203,018
Tencent Holdings (HKD)	10,722,800	163,947
		4,559,129
IT Services 5.7%		
Cognizant Technology Solutions (1)	4,452,600	217,777
Fiserv (1)	2,722,900	164,245

Construction Materials 0.3%		
Martin Marietta Materials	1,043,170	137,750
		137,750
Total Materials		1,386,653
TELECOMMUNICATION SERVICES 0.9%		
Wireless Telecommunication Services 0.9%		
SoftBank (JPY)	5,392,500	401,517
Total Telecommunication Services		401,517
Total Common Stocks (Cost $24,403,890)		41,921,967
CONVERTIBLE PREFERRED STOCKS 0.2%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Catalog Retail 0.2%		
Airbnb, Series D, Acquisition Date: 4/16/14 Acquisition Cost $63,308 (1)(2)(3)	518,328	63,308
Total Consumer Discretionary		63,308
INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
LivingSocial, Series F, Acquisition Date: 11/18/11 Acquisition Cost $16,255 (1)(2)(3)	2,113,733	973
Total Information Technology		973
Total Convertible Preferred Stocks (Cost $79,563)		64,281
SHORT-TERM INVESTMENTS 0.8%		
Money Market Funds 0.8%		
T. Rowe Price Reserve Investment Fund, 0.06% (4)(5)	328,654,241	328,654

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $24,812,107)	$ 42,314,902
Receivable for investment securities sold	85,990
Receivable for shares sold	28,686
Dividends receivable	11,113
Other assets	2,534
Total assets	42,443,225
Liabilities	
Payable for shares redeemed	53,368
Payable for investment securities purchased	34,178
Investment management fees payable	17,902
Due to affiliates	1,933
Other liabilities	6,046
Total liabilities	113,427
NET ASSETS	$ 42,329,798
Net Assets Consist of:	
Undistributed net investment income	$ 4,847
Accumulated undistributed net realized gain	2,678,161
Net unrealized gain	17,502,847
Paid-in capital applicable to 785,307,747 shares of $1.00 par value capital stock outstanding; 1,500,000,000 shares authorized	22,143,943
NET ASSETS	$ 42,329,798
NET ASSET VALUE PER SHARE	
Investor Class	
($37,962,498,656 / 702,930,513 shares outstanding)	$ 54.01
Advisor Class	
($3,376,927,127 / 63,402,294 shares outstanding)	$ 53.26
R Class	
($990,372,594 / 18,974,940 shares outstanding)	$ 52.19

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ 4,847	$ (11,161)
Net realized gain	2,820,009	3,741,769
Change in net unrealized gain / loss	(1,695,194)	8,156,288
Increase in net assets from operations	1,129,662	11,886,896
Distributions to shareholders		
Net investment income		
Investor Class	–	(14,124)
Advisor Class	–	(642)
Decrease in net assets from distributions	–	(14,766)
Capital share transactions*		
Shares sold		
Investor Class	5,732,189	5,686,314
Advisor Class	436,141	834,407
R Class	124,537	214,372
Distributions reinvested		
Investor Class	–	13,286
Advisor Class	–	638
Shares redeemed		
Investor Class	(6,034,840)	(6,477,270)
Advisor Class	(478,234)	(766,242)
R Class	(148,919)	(232,986)
Decrease in net assets from capital share transactions	(369,126)	(727,481)
Net Assets		
Increase during period	760,536	11,144,649
Beginning of period	41,569,262	30,424,613
End of period	**$ 42,329,798**	**$ 41,569,262**
Undistributed net investment income	4,847	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth through investments in stocks. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund–Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $154,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $(360,000) for the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $8,749,281,000 and $8,943,033,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2013, the fund had $9,693,000 of available capital loss carryforwards.

At June 30, 2014, the cost of investments for federal income tax purposes was $24,922,207,000. Net unrealized gain aggregated $17,392,747,000 at period-end, of which $17,557,983,000 related to appreciated investments and $165,236,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $1,321,000 for T. Rowe Price Services, Inc.; and $3,026,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2014, the fund was allocated $340,000 of Spectrum Funds’ expenses and $14,546,000 of Retirement Funds’ expenses. Of these amounts, $6,804,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 44% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,583,847 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that also declines at certain asset levels based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was at or below the median for comparable funds, the total expense ratio (for the Advisor Class) was below the median for comparable funds, and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014